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                                              Subsidiaries

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Name                                       Jurisdiction             Other names under which Subsidiary
                                        of Incorporation                       does business

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
1.  DOMESTIC OPERATING SUBSIDIARIES
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Daisy Parts, Inc.                            Michigan               Eagle-Picher
                                                                    Eagle-Picher Industries
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Eagle-Picher Development Company,            Delaware               Eagle-Picher
Inc.                                                                Eagle-Picher Industries
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Eagle-Picher Far East, Inc.                  Delaware               Eagle-Picher
                                                                    Eagle-Picher Industries
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Eagle-Picher Fluid Systems, Inc.             Michigan               Eagle-Picher
                                                                    Eagle-Picher Industries
                                                                    Eagle-Picher Automotive
                                                                    Eagle-Picher Fluid Systems
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Eagle-Picher Minerals, Inc.                   Nevada                Eagle-Picher
                                                                    Eagle-Picher Industries
                                                                    Eagle-Picher Automotive
                                                                    Eagle-Picher Fluid Systems
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Hillsdale Tool & Manufacturing  Co.          Michigan               Eagle-Picher
                                                                    Eagle-Picher Industries
                                                                    Eagle-Picher Automotive
                                                                    Daisy Parts
                                                                    Hillsdale Tool
                                                                    Hillsdale Tool & Manufacturing
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Michigan Automotive Research                 Michigan               Eagle-Picher
Corporation                                                         Eagle-Picher Industries
                                                                    Eagle-Picher Automotive
                                                                    MARCO
                                                                    Michigan Automotive Research
                                                                    Corporation
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Eagle-Picher Technologies, LLC               Delaware               Eagle-Picher
                                                                    Eagle-Picher Industries
                                                                    Technologies
                                                                    Chemsyn Science Laboratories
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2.  FOREIGN SUBSIDIARIES
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Eagle-Picher Automotive GmbH                 Germany
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Eagle-Picher Espana, S.A.                     Spain
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Eagle-Picher Fluid Systems Ltd.          England & Wales
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Eagle-Picher Hillsdale Limited           England & Wales
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Eagle-Picher Industries Europe B.V.        Netherlands
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Eagle-Picher Technologies GmbH               Germany
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Eagle-Picher Industries of Canada        Ontario, Canada
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Name                                       Jurisdiction             Other names under which Subsidiary
                                        of Incorporation                       does business
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
Limited
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Eagle-Picher Minerals  International          France
S.A.R.L.
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Eagle-Picher UK Limited                   England & Wales
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Eagle-Picher Wolverine GmbH                   Germany
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Eagle-Picher, Inc.                        Virgin Islands
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EPTEC, S.A. de C.V.                            Mexico
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Equipos de Acuna, S.A. de C.V.                 Mexico
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United Minerals GmbH & Co. KG                 Germany
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United Minerals Verwaltungs-und               Germany
Beteiligungs GmbH
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3.  IMMATERIAL SUBSIDIARIES
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Fabricon Corporation                         Michigan
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Fabricon Products Corporation of           Pennsylvania
Pennsylvania
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Ross Aluminum Foundries, Inc.                  Ohio
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Wolverine Gasket and Manufacturing           Michigan
Company
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Cincinnati Industrial Machinery Sales          Ohio
Company
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